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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 28, 2005
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                              STONEPATH GROUP, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                         001-16105                 65-0867684
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


     1600 MARKET STREET, SUITE 1515
       PHILADELPHIA, PENNSYLVANIA                                   19103
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (215) 979-8370
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


         On April 28, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Stonepath Group, Inc. (the "Company") approved the acceleration of the vesting of unvested stock options having an exercise price of more than $0.92 per share granted under the Company's Amended and Restated 2000 Stock Incentive Plan that are held by the Company's employees, including executive officers.

         As a result of this action, options to purchase 1,931,244 shares of the Company's common stock became immediately exercisable, representing approximately 17.2% of the Company's total outstanding options.

         Because the accelerated options had exercise prices in excess of the current market value of the Company's common stock, they were not fully achieving their original objectives of incentive compensation and employee retention. The Company expects the acceleration to have a positive effect on employee morale, retention, and perception of option value.

         The acceleration is also intended to eliminate future compensation expense the Company would otherwise have to recognize in its income statement with respect to the accelerated options once Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment," issued by the Financial Accounting Standards Board, becomes effective. That future compensation expense amounts to an aggregate of approximately $514,000 from 2006 through 2009.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 STONEPATH GROUP, INC.



Date: May 4, 2005                                By: /s/ Robert Arovas
                                                     --------------------------
                                                 Name:  Robert Arovas
                                                 Title: President